Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of MedSource Technologies, Inc. on Form 10-K for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof, I, Joseph J. Caffarelli, Senior Vice President -- Finance and Chief Financial Officer of MedSource certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) such report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of MedSource.

Dated:  September 17, 2002

                                         /s/ Joseph J. Caffarelli
                                         ---------------------------------------
                                         Joseph J. Caffarelli
                                         Senior Vice President -- Finance and
                                            Chief Financial Officer